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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                               -------------------


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 18, 2003

                               -------------------

                            ODYSSEY HEALTHCARE, INC.
             (Exact name of registrant as specified in its charter)


           TEXAS                      000-33267                 43-1723043
      (State or other           (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

717 NORTH HARWOOD STREET, SUITE 1500
           DALLAS, TEXAS                                          75201
       (Address of principal                                    (Zip code)
        executive offices)

       Registrant's telephone number, including area code: (214) 922-9711

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

         In a press release dated July 18, 2003, Odyssey HealthCare, Inc. (the "Company") announced that on July 17, 2003, the Board of Directors of the Company has authorized a three-for-two stock split payable in the form of a fifty percent stock dividend to be distributed on August 12, 2003, to stockholders of record at the close of business on July 28, 2003.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)       Exhibits.

          99.1     Press release dated July 18, 2003.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                ODYSSEY HEALTHCARE, INC.



Date:  July 18, 2003                            By: /s/ Richard R. Burnham
                                                   -----------------------------
                                                   Richard R. Burnham
                                                   Chief Executive Officer
                                                   and Chairman of the Board